INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
EX – 101.INS	XBRL Instance Document
EX – 101.SCH	XBRL Taxonomy Extension Schema Document
EX – 101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX – 101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX – 101.LAB	XBRL Taxonomy Labels Linkbase
EX – 101.PRE	XBRL Taxonomy Presentation Linkbase